UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 6, 2014, the Company issued a press release containing financial and operating results for the third quarter 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company plans to host a webcast and conference call at 12:00 p.m. Eastern time/10:00 a.m. Mountain time on Thursday, November 6, 2014 to discuss these results. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com), or by telephone by calling 866-515-2912 (617-399-5126 international callers) with passcode 76055388. The webcast will remain available on the Company’s website for approximately 30 days, and a replay of the call will be available November 6 through November 13, 2014 at call-in number 888-286-8010 (617-801-6888 international callers) with passcode 92654918.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.	Regulation FD Disclosure

Third Quarter 2014 Results Webcast and Conference Call

The Company plans to host a webcast and conference call at 12:00 p.m. Eastern time/10:00 a.m. Mountain time on Thursday, November 6, 2014 to discuss its financial and operating results for the third quarter 2014. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com), or by telephone by calling 866-515-2912 (617-399-5126 international callers) with passcode 76055388. The webcast will remain available on the Company’s website for approximately 30 days, and a replay of the call will be available November 6 through November 13, 2014 at call-in number 888-286-8010 (617-801-6888 international callers) with passcode 92654918.

Upcoming Events

Updated investor presentations will be posted to the homepage of the Company’s website at www.billbarrettcorp.com prior to investor events. An investor presentation that will be used at the following investor events will be posted to the homepage of the Company’s website at 6:00 a.m. Mountain time on November 6, 2014.

Senior Vice President-Business Development Larry Parnell and Vice President-Investor Relations Jennifer Martin will participate in investor meetings at the Barclays Multi-Industry Small Cap Conference on November 12, 2014. The event is not webcast.

Mr. Parnell and Ms. Martin will participate in investor meetings at the Ladenburg One-on-One Conference on November 19, 2014. The event is not webcast.

Mr. Parnell will present at the Goldman Sachs 2nd Annual US Emerging/SMID Cap Growth Conference on November 20, 2014 at 1:40 p.m. Eastern time. The event will be webcast, with the webcast accessible from the Company’s website at www.billbarrettcorp.com.

All statements in the teleconference and presentations, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated November 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2014	BILL BARRETT CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President—General Counsel; and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 6, 2014.